EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Integrated Freight Corporation (the "Company") amendment no. 1 on Form 10-K/A  for the year ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the Report"), the undersigned principal executive officer and the principal financial officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 25, 2011

/s/ Paul A. Henley
Paul A. Henley, Chief Exectuvie Officer
(Principal Executive and Principal Operating Officer)

/s/ Paul A. Henley
Paul A. Henley, Chief Financial Officer
(Principal Financial and Principal Accounting Officer)